UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2015

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective May 26, 2015, the Board of Directors amended and restated the Company’s Certificate of Incorporation to Amend Article Fourth to increase the number of shares of Common Stock which the Company is authorized to issue by 500,000,000 from 500,000,000 to 1,000,000,000.

This description of the amendments to the Certificate of Incorporation is qualified in its entirety by reference to the text of the Fourth Certificate of Amendment of Amended and Restated Certificate of Incorporation filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)                                 The annual meeting of the stockholders of the Company was held on May 20, 2015.  As of March 23, 2015, the record date for the meeting, 310,473,534 shares of the Company’s common stock were outstanding.  A quorum of 288,030,897 were present or represented at the meeting.

(b)                                 The stockholders (i) elected each of the Company’s nominees for director; (ii) ratified the selection of Deloitte & Touche LLP as independent accountants of the Company; (iii) approved the advisory vote on compensation of named executive officers and (iv) approved of amendments to the Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue by 500,000,000 from 500,000,000 to 1,000,000,000.  Voting of shares for each item is as follows:

1.                                      Election of Directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ronald P. Badie	277,985,743	1,742,939	587,265	7,714,950
Stanley L. Clark	277,573,328	2,155,610	587,009	7,714,950
David P. Falck	277,528,885	2,200,059	587,003	7,714,950
Edward G. Jepsen	276,817,154	2,911,084	587,709	7,714,950
Randall D. Ledford	279,343,696	515,898	456,353	7,714,950
Andrew E. Lietz	275,742,291	4,117,413	456,243	7,714,950
Martin H. Loeffler	277,338,007	2,521,460	456,480	7,714,950
John R. Lord	275,995,954	3,863,654	456,339	7,714,950
R. Adam Norwitt	278,204,363	1,654,663	456,921	7,714,950

2.                                      Ratification of Selection of Deloitte & Touche LLP as Independent Accountants of the Company:

Votes For	285,132,628
Votes Against	2,470,718
Abstentions	427,551
Broker Non-Votes	0

3.                                     Advisory Vote on Compensation of Named Executive Officers:

Votes For	274,811,481
Votes Against	4,882,316
Abstentions	622,150
Broker Non-Votes	7,714,950

4.                                      Approval of an increase in the number of Authorized Shares

Votes For	280,935,358
Votes Against	6,587,865
Abstentions	507,674
Broker Non-Votes	0

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is attached herewith:

Exhibit 3.1                                     Fourth Certificate of Amendment of Amended and Restated Certificate of Incorporation (as of May 26, 2015)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMPHENOL CORPORATION

By:	/s/ R. Adam Norwitt
R. Adam Norwitt
President and Chief Executive Officer

Date: May 26, 2015

Exhibit Index

Exhibit Number	Exhibit Description

3.1	Fourth Certificate of Amendment of Amended and Restated Certificate of Incorporation (as of May 26, 2015)